Execution Version

INDEPENDENCE BANCSHARES, INC.

(d/b/a nD bancgroup)

Subscription Booklet

Execution Version

INSTRUCTIONS

This Subscription Booklet relates to the offering of shares of common stock of Independence Bancshares, Inc., d/b/a nD bancgroup (the “Company”).

This Subscription Booklet contains the materials necessary for you to subscribe for shares of the Company’s common stock, and if your subscription is accepted by the Company, become a shareholder of the Company:

1.	Subscription Agreement – Preferred Shares
2.	Accredited Investor Questionnaire
3.	Signature Page (two copies)
4.	Registration Rights Agreement

Each prospective investor should read (A) all publicly available records and filings concerning the Company and its subsidiary bank, Independence National Bank (the “Bank”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2014, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “3Q 10-Q”), as filed with the SEC on November 14, 2014; the Company’s Current Report on Form 8-K relating to the termination of the Bank’s Consent Order with its primary regulator, the Officer of the Comptroller of the Currency (the “Consent Order 8-K”), as filed with the SEC on June 5, 2014; and the Company’s Current Report on Form 8-K relating to the Company’s updated risk factors (the “Risk Factors 8-K”), as filed with the SEC on July 18, 2014; (B) the Company’s overview of its digital banking, payments and transaction services business, as filed with the SEC on the Company’s Current Report on Form 8-K on July 14, 2014 (the “Company Overview”), as supplemented from time to time; (C) the Subscription Agreement, including the Registration Rights Agreement attached as Exhibit C hereto, and all other risk factors and disclosures provided therein; (D) the Company’s “Investor Presentation” provided to such prospective investor (the “Investor Presentation”); and (E) all other documents, records, filings, reports, agreements and other materials requested by the prospective investor and provided by the Company regarding its and the Bank’s business, operations, regulatory status and financial condition sufficient to enable the prospective investor to evaluate its investment (collectively, the “Private Placement Documents”). After reviewing the Private Placement Documents, each prospective investor should then complete the appropriate portions of the Subscription Agreement and the Accredited Investor Questionnaire and execute the signature pages contained herein.

The Company does not intend to register this offering of its shares of common stock under the Securities Act of 1933 (the “1933 Act”) but rather intends to offer and sell such shares pursuant to an exemption from registration thereunder, which limits the types of investors that may be permitted to purchase the shares. The Accredited Investor Questionnaire is designed to determine whether a prospective subscriber of shares (each, a “Subscriber”) is a permissible investor, and the Company may reject any Subscriber which it, in its sole discretion, determines not to be a permissible investor.

Execution Version

THE COMPANY, IN ITS SOLE DISCRETION, MAY ACCEPT OR REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART.

THIS OFFERING OF SHARES HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS.

Please send two executed copies of this Subscription Agreement, the Accredited Investor Questionnaire and the Registration Rights Agreement, together with one properly executed Form W-9 to:

Independence Bancshares, Inc.
Attn: Martha L. Long, CFO
500 East Washington Street
Greenville, SC 29601

Each Subscriber whose Subscription Agreement is accepted by the Company shall deliver the Purchase Price (as defined herein) to the Company by means of wire transfer to the following operating account on or prior to the Closing Date (as defined herein):

Bank of New
York ABA: 021000018
A/C: Pershing LLC.
A/C: 890-051238-5
FFC: QF7100075 - Independence Bancshares, Inc.

FAILURE TO COMPLY WITH THE INSTRUCTIONS CONTAINED HEREIN WILL CONSTITUTE AN INVALID SUBSCRIPTION THAT MAY RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. Questions regarding completion of subscription documents should be directed to Martha L. Long, Chief Financial Officer of the Company, by telephone at 864-672-1776.

The registrar and transfer agent for the Company’s common stock is Computershare, Limited. Currently, the Company’s common stock is quoted on the OTC Bulletin Board under the symbol “IEBS”. The Company has applied for listing of its common stock on the NASDAQ Global Market under the symbol “IEBS”, but there can be no assurances that such listing will occur.

Execution Version

SUBSCRIPTION AGREEMENT

 by and between

INDEPENDENCE BANCSHARES, INC.

(d/b/a nD bancgroup)

and

THE SUBSCRIBER REFERRED TO HEREIN

TABLE OF CONTENTS

1.	PURCHASE AND SALE OF SECURITIES		1

	(a)	Purchase of Securities	1
	(b)	Form of Payment; Issuance of Purchased Shares	2

2.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER		2

	(a)	No Public Sale or Distribution; No Other Agreements with Respect to the
		Securities	2
	(b)	Subscriber Status	3
	(c)	General Solicitation	3
	(d)	Reliance on Exemptions	3
	(e)	Review of Information and Consultation with Advisors	3
	(f)	No Reliance	5
	(g)	No Public Market; No Governmental Review; Securities Not Insured	6
	(h)	Brokers and Finders	6
	(i)	No Conflicts	7
	(j)	Investment Risk	7
	(k)	Residency	7
	(l)	Organization; Authorization	8
	(m)	Review of Risk Factors	8

(3)	REPRESENTATIONS AND WARRANTIES OF THE COMPANY		8

	(a)	Organization and Qualification; Capitalization	9
	(b)	Authorization; Enforcement; Validity	10
	(c)	Issuance of Securities	10
	(d)	No Conflicts	11
	(e)	No Violation	11
	(f)	Consents	12
	(g)	No Registration	12
	(h)	Acknowledgment Regarding the Subscriber’s Purchase of the Securities	12
	(i)	No Integrated Offering	13
	(j)	Financial Statements	13
	(k)	Compliance with Law, Certain Banking Regulations and Other Matters	13
	(l)	Regulatory Permits and Reports	13
	(m)	Absence of Litigation and Other Proceedings	14
	(n)	Internal Accounting and Disclosure Controls	14
	(o)	Approval by Directors	15
	(p)	Brokers and Finders	15
	(q)	Adequate Capitalization; Bank Asset Size; Bank Asset Quality	15
	(r)	Purchase of MPIB Assets	15

4.	COVENANTS		15

	(a)	Notice Filings	15

	(b)	Required Disclosures	15
	(c)	Commercially Reasonable Efforts	15
	(d)	U.S. Real Property Interest Matters	16

5.	CLOSING COSTS AND EXPENSES; PLACEMENT AGENTS’ FEES		17

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL		17

7.	CONDITIONS TO SUBSCRIBER’S OBLIGATION TO PURCHASE		18

8.	TRANSFER AGENT INSTRUCTIONS		19

9.	TERMINATION		20

10.	MISCELLANEOUS		22

	(a)	Binding Effect; Assignability; Benefit	22
	(b)	Governing Law; Jurisdiction; Jury Trial	22
	(c)	Counterparts	22
	(d)	Headings	22
	(e)	Severability	22
	(f)	Entire Agreement; Amendments	22
	(g)	Notices	23
	(h)	Successors and Assigns	24
	(i)	No Third Party Beneficiaries	24
	(j)	Survival	24
	(k)	Further Assurances	25
	(l)	No Strict Construction	25
	(m)	Recapitalizations, Exchanges, Etc., Affecting the Securities	25

11.	ADDITIONAL DISCLOSURES		25

	(a)	Director and Executive Officer Compensation	25
	(b)	Intellectual Property	26
	(c)	Use of Proceeds	27
	(d)	Shareholder Approval	27
	(e)	Observation Rights	27
	(f)	Rights to Participate in Follow-On Offerings	27
	(g)	Election of Two Additional Members to the Company’s Board of Directors	27

EXHIBIT A		CERTIFICATE OF DESIGNATIONS

EXHIBIT B		ACCREDITED INVESTOR QUESTIONNAIRE

2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”), by and between Independence Bancshares, Inc. d/b/a nD bancgroup (the “Company”), a South Carolina corporation and bank holding company for Independence National Bank (the “Bank”), a national bank, and the subscriber identified on the signature page hereto (the “Subscriber”), shall be effective as of the date it is accepted by the Company and executed by the parties hereto (the “Effective Date”).

A. The Offering. The Board of Directors of the Company has authorized the Company to conduct a private placement of up to 10,000 shares of its Series A preferred stock, par value $0.01 per share (“Preferred Stock”), at a purchase price of not less than $1,000 per share (the “Private Placement”). The Private Placement is being made to a limited number of other “accredited investors” as such term is defined in Regulation D (defined below) (the “Other Subscribers” and, together with the Subscriber, collectively, the “Subscribers”). The shares of Preferred Stock, being sold to the Subscriber pursuant to this Agreement and to certain Other Subscribers pursuant to subscription agreements, including all exhibits thereto, identical to this Agreement (the “Other Subscription Agreements”), are convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), as set forth in the Company’s Certificate of Designations, substantially in the form attached as Exhibit A hereto (“Certificate of Designations”). The Company will engage authorized agents from time to time (collectively with any subagents of the foregoing, the “Placement Agents”) to act as placement agents for the Private Placement.

B. Registration Rights. Contemporaneously with the execution and delivery of this Agreement, the Company will enter into a Registration Rights Agreement for the benefit of the Subscribers that have requested this right, substantially in the form attached as Exhibit C hereto (the “Registration Rights Agreement”), pursuant to which the Company will file a registration statement as soon as reasonably practicable covering the resale of the Securities (defined below).

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES.

(a) Purchase of Securities.

On the terms set forth in this Agreement and subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, at the Closing (as defined below) the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company the number of shares of Preferred Stock as accepted by the Company and set forth on the Company’s acceptance hereto (the “Purchased Shares”, and together with the shares of common stock of the Company into which the Purchased Shares convert, the “Securities”).

(i) Closing. The date and time of the closing of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, be 10:00 a.m., Eastern Time, on the date as declared by written notice from the Company to the Subscriber (the “Closing Date”), provided the Company shall give such notice at least five business days prior to the Closing Date.

(ii) Purchase Price. The purchase price for the Purchased Shares is indicated on the signature page hereto, and the aggregate purchase price for the Purchased Shares to be purchased by the Subscriber on the Closing Date (the “Purchase Price”) shall be the amount indicated below the Subscriber’s name on the Company’s acceptance of this Agreement.

(b) Form of Payment; Issuance of Purchased Shares. On the Closing Date, the Subscriber shall have delivered the Purchase Price to the Company by means of wire transfer to the following operating account:

Bank of New York
ABA: 021000018
A/C: Pershing LLC.
A/C: 890-051238-5
FFC: QF7100075 - Independence Bancshares, Inc.

As soon as practicable following delivery of the Purchase Price to the Company (but in no event prior to the Closing), the Company shall issue, or shall cause its transfer agent, Computershare, Limited, to issue, the Purchased Shares to the Subscriber in book entry format by electronic delivery at the applicable balance account at The Depository Trust Company (allocated in the amounts as the Subscriber shall reasonably request).

2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER.

The Subscriber hereby represents and warrants as of the date it executed this Agreement, as of the Effective Date, and as of the Closing Date (except for the representations and warranties that are as of a specific date, which shall be made as of such date) to the Company that:

(a) No Public Sale or Distribution; No Other Agreements with Respect to the Securities.

The Subscriber was contacted by the Company or one of the Placement Agents with respect to a potential investment in the Securities. The Subscriber understands that the Securities have not been registered pursuant to the Securities Act of 1933 (the “1933”) Act or any applicable state securities law and are therefore considered “restricted securities” under the 1933 Act and that the Subscriber is acquiring the Securities in the ordinary course of its business directly from the Company (and not from the Placement Agents), as principal for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of the 1933 Act or any applicable state securities laws. The Subscriber does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to: (i) distribute any of the Securities; (ii) hold or to dispose of the Securities; (iii) vote the Securities (for the avoidance of doubt, nothing in this Agreement shall prohibit any discussions or deliberations among the directors of the Company, regardless of the affiliation of a director with, or the nomination of a director by, the Subscriber or any other proposed subscriber in the Company); or (iv) acquire any Securities from any other Person other than from the Company pursuant to this Agreement. In connection herewith, the Subscriber represents that it is aware of and understands the 1933 Act resale limitations imposed upon the Securities. Notwithstanding the foregoing, subject to applicable banking regulations or agreements, by making the representations herein, the Subscriber does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to sell or dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption under the 1933 Act, and in accordance with applicable state securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b) Subscriber Status.

The Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D and has provided the information in the Accredited Investor Questionnaire attached as Exhibit B hereto, and all such information is correct and complete. The Subscriber is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934 (the “1934 Act”) or an unregistered broker-dealer engaged in the business of being a broker-dealer. To the extent that the Subscriber is utilizing or has utilized a representative to assist it in the evaluation of an investment in the Securities, the Subscriber has provided the requested information about such representative as set forth on the Subscriber’s signature page hereto, and all such information is correct and complete.

(c) General Solicitation.

The Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities, including the Purchased Shares, published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(d) Reliance on Exemptions.

The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

(e) Review of Information and Consultation with Advisors.

The Subscriber, either alone or through its representatives:

(i) has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary;

(ii) has had a reasonable opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the officers and representatives of the Company and the Bank concerning the Company’s and the Bank’s financial condition and results of operations, financial projections, and regulatory status, the business plan for the Company and the Bank, all employment agreements and benefit plans and other contractual arrangements among the Company, the Bank, and their management teams, the Company’s and the Bank’s other material contracts and agreements, the terms and conditions of the Private Placement and any additional relevant information that the Company possesses, including, but not limited to, asset quality, credit performance, technology status, compliance functions, risk management, status of customer negotiations, or litigation, tax, or accounting issues, and any such questions have been answered to its satisfaction;

(iii) has had the opportunity to review and evaluate, in connection with its investment decision with respect to the Securities: (A) all publicly available records and filings concerning the Company and the Bank, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”), as filed with the United States Securities and Exchange Commission (the “SEC”) on March 31, 2014, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “3Q 10-Q”); the Company’s Current Report on Form 8-K relating to the termination of the Bank’s Consent Order with its primary regulator, the Officer of the Comptroller of the Currency (the “Consent Order 8-K”), as filed with the SEC on June 5, 2014; and the Company’s Current Report on Form 8-K relating to the Company’s updated risk factors (the “Risk Factors 8-K”), as filed with the SEC on July 18, 2014; (B) the Company’s overview of its digital banking, payments and transaction services business, as filed with the SEC on the Company’s Current Report on Form 8-K on July 14, 2014 (the “Company Overview”), as supplemented from time to time; (C) this Agreement, including the form of Registration Rights Agreement attached as Exhibit C hereto; (D) the Company’s “Investor Presentation” provided to the Subscriber (the “Investor Presentation”); (E) the Certificate of Designations describing the terms and condition of the Securities; and (F) all other documents, records, filings, reports, agreements and other materials requested by the Subscriber and provided by the Company regarding its and the Bank’s business, operations, regulatory status and financial condition sufficient to enable the Subscriber to evaluate its investment (collectively, the “Private Placement Documents”);

(iv) understands that this Agreement, including the Registration Rights Agreement attached hereto, and the Investor Presentation are confidential and agrees that this Agreement, including the Registration Rights Agreement attached hereto, the Investor Presentation, and any other non-public information provided to Subscriber by or on behalf of the Company in connection with the Private Placement (collectively, the “Confidential Information”) shall be kept in confidence by Subscriber, except that this obligation shall not apply to any such Confidential Information that (i) is part of the public knowledge or literature and readily accessible as of the date hereof, including the 2013 10-K, the 3Q 10-Q, the Consent Order 8-K, the Risk Factors 8-K, the Company Overview, and other filings made by the Company with the SEC, including the 8-K to be filed by the Company in accordance with Section 4(b) hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), (iii) is received from a third party (except a third party who discloses such Information in violation of any confidentiality agreement) or (iv) that Subscriber is required to disclose under applicable laws or reasonably deems necessary to disclose in any legal or administrative proceeding to enforce its rights or remedies in connection with the Private Placement. This obligation does not prohibit Subscriber’s discussion of such Confidential Information with Subscriber’s counsel, accountant, or other financial adviser (in each case, who agrees to keep the Confidential Information confidential) solely for the purpose of assisting Subscriber’s analysis and assessment of such Confidential Information and an investment in the Company. Subscriber understands (and has advised Subscriber’s representatives who have been apprised of this matter) Subscriber’s responsibility under the federal and state securities laws with respect to purchasing or selling securities of the Company about which Subscriber (or Subscriber’s Representatives) has material, non-public information and agrees that Subscriber will neither use, nor cause any third party to use, any information in contravention of such securities laws or any rules or regulations promulgated thereunder;

(v) understands that the Placement Agents have acted as agent for the Company in connection with the sale of the Securities (including the Purchased Shares), and the Subscriber consents to the Placement Agents’ actions in this regard and hereby waives any and all claims, actions, liabilities, damages or demands the Subscriber may have against the Placement Agents in connection with any alleged conflict of interest arising from the Placement Agents’ engagement as an agent of the Company in connection with the sale by the Company of the Securities to the Subscriber; and

(vi) has made its own investment decisions based upon its own judgment, due diligence and advice from any advisers as it has deemed necessary and not upon any view expressed by the Company, the Bank, the Placement Agents, or any of their respective directors, officers, employees, Affiliates (as defined below), shareholders, agents, representatives or advisors (including, without limitation, attorneys, accountants, consultants, financing sources and financial advisors) (collectively, including the Company, the Bank, and the Placement Agents, the “Company Persons”). Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors or representatives, if any, shall modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein. For purposes of this Agreement, “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(f) No Reliance.

The Subscriber acknowledges that the information in the Private Placement Documents is as of the date thereof and may not contain all of the terms and conditions of the Private Placement and understands and acknowledges that it is the Subscriber’s responsibility to conduct its own independent investigation and evaluation of the Company and the Bank, including without limitation, (i) the business prospects and future operations of the Company and the Bank, and (ii) the management teams that will continue to operate and manage the Company and the Bank following the Closing. The Subscriber is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Company Person, including, without limitation, the Placement Agents, except for the statements, representations and warranties of the Company expressly made in (1) Section 3 of this Agreement, and (2) the Registration Rights Agreement and, to the extent applicable, any other Private Placement Documents that constitute agreements to which the Company is a party. The Subscriber acknowledges that the Placement Agents have been indemnified by the Company and make no representation or warranty of any of the information contained in any of the Private Placement Documents. Furthermore, the Subscriber acknowledges and agrees that: (A) the Placement Agents have not performed any due diligence review on behalf of the Subscriber; (B) the Subscriber has made, and has relied upon, its own independent examination in purchasing the Securities, including, without limitation, of the Company, the Bank, and the management teams of the Company and the Bank that will continue to operate and manage the Company and the Bank after the Closing; (C) nothing in this Agreement or any other materials (including any Private Placement Documents) presented by or on behalf of the Company to the Subscriber in connection with the purchase of the Securities constitutes legal, tax or investment advice and the Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities; and (D) the Subscriber has received or had access to all of the information the Subscriber deemed necessary in order to make its investment decision in the Securities. The Subscriber acknowledges that the Company, the Placement Agents, and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Subscriber contained in this Agreement, and the Subscriber hereby agrees to promptly notify the Company and the Placement Agents if any of such acknowledgments, understandings, agreements, representations, and warranties set forth herein change or are no longer accurate.

(g) No Public Market; No Governmental Review; Securities Not Insured.

The Subscriber understands that there is no established market for the Securities and that no public and/or liquid trading market for the Securities may develop. The Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. The Subscriber understands that the Securities are not savings accounts, deposits or other obligations of a depository institution and are not insured by the FDIC, including the FDIC’s Deposit Insurance Fund, or any other governmental agency.

(h) Brokers and Finders.

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by and on behalf of the Subscriber.

(i) No Conflicts.

The execution, delivery and performance by the Subscriber of this Agreement, the Registration Rights Agreement, and any other executed agreements between the Subscriber and the Company (if any) relating to the purchase of the Securities (collectively, the “Transaction Documents”) to which it is a party and the consummation by the Subscriber of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Subscriber, if an entity, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subscriber is a party, or (iii) assuming the receipt of all required approvals from Government Entities or the Bank Regulatory Authorities (the “Required Approvals”), result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities and banking laws and regulations, assuming the correctness of the representations and warranties made by the Company herein and the Other Subscribers’ representations and warranties set forth in the Other Subscription Agreements) applicable to the Subscriber, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to materially adversely affect the ability of the Subscriber to perform its obligations hereunder and thereunder.

(j) Investment Risk.

The Subscriber understands that (i) its investment in the Securities involves a high degree of risk, (ii) no representation is being made as to the business or prospects of the Company or the Bank after the Closing or the future value of the Securities, and (iii) no representation is being made as to any projections or estimates delivered to or made available to the Subscriber (or any of its Affiliates or representatives) of the Company’s or the Bank’s future assets, liabilities, shareholders’ equity, regulatory capital ratios, net interest income, net income or any component of any of the foregoing or any ratios derived therefrom, except the representations of the Company expressly set forth (A) in Section 3 of this Agreement, and (B) any other applicable Transaction Documents. The Subscriber, either alone or together with its representatives, if any, has the knowledge, sophistication and experience in financial and business matters to fully understand and be capable of evaluating the merits and risks of an investment in the Securities, has conducted its own due diligence as it has deemed necessary for an investment in the Securities, and has the ability to bear the economic risks of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k) Residency.

The Subscriber has, if an entity, its principal place of business or, if an individual, its primary residence, in the jurisdiction indicated below the Subscriber’s name on the signature page hereto.

(l) Organization; Authorization.

The Subscriber, if an entity, is duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction in which it is organized and has the requisite organizational power and authority to enter into and perform its obligations under the Transaction Documents and to consummate the transactions contemplated by such Transaction Documents. Assuming the correctness of the representations and warranties made by the Company in Section 3 of this Agreement and the Other Subscribers’ representations and warranties set forth in the Other Subscription Agreements, the execution and delivery of the Transaction Documents to which the Subscriber is a party by the Subscriber and performance by the Subscriber of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or, if the Subscriber is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Subscriber, and no further consent or authorization in connection therewith is required by the Subscriber, its Board of Directors or its shareholders, or if the Subscriber is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Subscriber. The Transaction Documents to which the Subscriber is a party have been (or upon delivery will have been) duly executed by the Subscriber, and when delivered by the Subscriber in accordance with the terms of this Agreement and thereof, will constitute the legal, valid and binding obligations of the Subscriber, enforceable against it in accordance with its respective terms, subject to (i) the application of bankruptcy, receivership, conservatorship, reorganization, insolvency and similar laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought (clauses (i) and (ii) collectively, the “Bankruptcy and Equity Exception”), and except that rights to indemnification and contribution thereunder may be limited by virtue of public policy under federal or state securities laws.

(m) Review of Risk Factors.

The Subscriber recognizes that an investment in the Securities involves risks. The Subscriber has read and understands the risk factors outlining certain, but not all, risks related to the Company, the Bank, and an investment in the Company, included (and referenced) in the Risk Factors 8-K, it being understood and agreed that in the event of any inconsistencies between this Agreement and the risk factors, the terms of this Agreement shall govern.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants as of the Effective Date and as of the Closing Date (except for the representations and warranties that are as of a specific date which shall be made as of that date and subject to the exceptions noted in Section 11 hereto) to the Subscriber that:

(a) Organization and Qualification; Capitalization.

(i) The Company has been duly organized, is validly existing as a South Carolina corporation, is duly registered as a bank holding company under the Bank Holding Company Act of 1956 (the “BHC Act”), and is supervised and regulated by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Bank has been duly organized and is validly existing as a national bank in good standing under laws of United States of America and is supervised and regulated by the Office of the Comptroller of the Currency (the “OCC”) and is an insured depository institution pursuant to the provisions of the Federal Deposit Insurance Act, and its accounts are insured up to applicable limits by the FDIC (collectively with the OCC and the Federal Reserve, the “Bank Regulatory Authorities”), and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company has the requisite corporate power and authority to carry on its business as now being conducted and, if necessary, will have obtained any requisite regulatory approval required in order to conduct its business in the same manner as now being conducted following the closing of the Private Placement, and, if necessary, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts its business in a manner or to an extent that would require such qualification, other than such failures to be so qualified or in good standing as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company has furnished or made available to the Subscriber, prior to the date hereof, true, correct and complete copies of the Company’s Articles of Incorporation (the “Articles of Incorporation”), the Company’s Bylaws (the “Bylaws”), and the Bank’s Articles of Association and Bylaws (the “Bank’s Organizational Documents”), each as amended through the Effective Date. For purposes of this Agreement, a “Material Adverse Effect” means any circumstance, event, change, development or effect that, individually or in the aggregate, would reasonably be expected to (A) have a material and adverse effect on the business, results of operations, prospects or condition (financial or otherwise) of the Company and the Bank (as hereinafter defined), taken as a whole, or (B) materially impair or delay the ability of the Company to perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the issuance and sale of the Securities, including the Purchased Shares, in the Private Placement; provided, however, that a Material Adverse Effect shall not be deemed to include the effects of (1) changes after the Effective Date in general business, economic or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets), or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries in which the Company and the Bank operate, (2) changes or proposed changes after the Effective Date in generally accepted accounting principles as applied in the United States (“GAAP”) or regulatory accounting requirements, or authoritative interpretations thereof, or (3) changes or proposed changes after the Effective Date in securities, banking, and other laws of general applicability or related policies or interpretations of any federal or state agency charged with supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other Governmental Entities (in the case of each of these clauses (1), (2), and (3), other than changes or occurrences to the extent that such changes or occurrences have or would reasonably be expected to have a disproportionate adverse effect on the Company and the Bank, taken as a whole, relative to comparable U.S. banking or financial services organizations).

(ii) Immediately prior to the Closing, the authorized capital stock of the Company consisted of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, and there were 20,502,760 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. As of the Effective Date, as well as immediately prior to the Closing, all outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws and none of the outstanding shares of Common Stock has been issued in violation of preemptive rights or any similar rights of any Person, with no personal liability attaching to the ownership thereof. Except as described in the Company’s SEC Reports (as defined below), this Agreement (together with all Other Subscription Agreements), the Registration Rights Agreements, and any other transaction documents entered into in connection with this Private Placement, there are no options, warrants, or other rights, agreements, arrangements, or commitments to which the Company is a party or by which the Company is bound relating to the issued or unissued shares of Common Stock or Preferred Stock of the Company.

(b) Authorization; Enforcement; Validity.

The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and the Other Subscription Agreements and to issue the Securities in accordance with the terms of this Agreement. The execution and delivery by the Company of the Transaction Documents and of the Other Subscription Agreements, and the consummation by the Company of the transactions contemplated by such Transaction Documents and such Other Subscription Agreements, including, without limitation, the issuance and sale of the Securities (including the Purchased Shares pursuant to this Agreement) have been duly authorized by the Company’s Board of Directors and no further consent or authorization in connection therewith is required by the Company, its Board of Directors or its shareholders that has not been obtained. The Transaction Documents and Other Subscription Agreements have been (or upon delivery will have been) duly executed and delivered by the Company and constitute (or will constitute upon their execution and delivery) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the Bankruptcy and Equity Exception, and except that rights to indemnification and contribution thereunder may be limited by virtue of public policy under federal or state securities and banking laws. The Board of Directors has resolved that the transactions contemplated hereby and by the Transaction Documents and the Other Subscription Agreements are in the best interests of the shareholders of the Company (the “Shareholders”).

(c) Issuance of Securities.

The Securities, including the Purchased Shares to be issued and sold to the Subscriber by the Company pursuant to this Agreement, have been duly authorized and, when issued and delivered to the Subscribers against full payment therefor in accordance with the terms of this Agreement and the Other Subscription Agreements, will be validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state and federal securities laws and free of any preemptive or similar rights, and such issuance will not result in the violation or triggering of any price-based anti-dilution adjustments under any agreement to which the Company or the Bank is a party, and will not subject the holders thereof to personal liability. The delivery of the Securities, including the Purchased Shares, being issued and sold pursuant to the terms of this Agreement and the Other Subscription Agreements will pass valid title to such Securities free and clear of any and all liens, charges, claims, encumbrances, security interests, rights of first refusal, preemptive rights or other restrictions of any kind (“Liens”) or defect in title to the purchaser thereof, which is purchasing such Securities in good faith and without notice of any Lien or defect in title.

(d) No Conflicts.

The execution, delivery and performance by the Company of the Transaction Documents and Other Subscription Agreements, and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities do not and will not (i) conflict with or violate any provisions of the Company’s Articles of Incorporation, Bylaws or otherwise result in a violation of the Bank’s Organizational Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract of the Company that was filed, or should have been filed, as an exhibit to the SEC Reports (as defined below) pursuant to Item 601 of Regulation S-K (“Material Contract”), or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, or decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations thereunder, assuming, without investigation, the correctness of the representations and warranties made by the Subscribers herein, of any self-regulatory organization to which the Company or its shares are subject), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) No Violation.

(i) Neither the Company nor the Bank (as applicable) is currently in breach of or in default under (A) the Articles of Incorporation, the Bylaws, or the Bank’s Organizational Documents, or (B) except as described in Section 11 hereto, any law, rule, regulation, order, judgment or decree of any court, tribunal, administrative agency, commission, applicable industry self-regulatory organization or other governmental authority or instrumentality, whether federal, state, local or foreign (each, a “Governmental Entity” and collectively, “Governmental Entities”) applicable to the Company or the Bank or any of their respective properties or assets, except for breaches or defaults that would not have, individually or in the aggregate, a Material Adverse Effect.

(ii) Other than unpaid invoices pertaining to the Company’s agreements with a software provider and a software developer, neither the Company nor the Bank is currently in breach of or in default under any Material Contract, except for breaches or defaults that would not have, individually or in the aggregate, a Material Adverse Effect.

(f) Consents.

Except for any report or notice required under any applicable state securities laws, neither the Company nor the Bank is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Entity or any other Person in order for the Company to execute, deliver or perform any of its obligations under, or to consummate the transactions contemplated by, the Transaction Documents and Other Subscription Agreements, in each case, in accordance with the terms of this Agreement or thereof. The Company is unaware of any facts or circumstances that might prevent the Company or the Bank from obtaining or effecting any of the registrations, applications or filings pursuant to the preceding sentence required to be obtained or effected, or otherwise from satisfying a condition for the consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

(g) No Registration.

Assuming the accuracy of the representations and warranties made by the Subscriber in this Agreement and by the Other Subscribers in the Other Subscription Agreements, the issuance and sale to the Subscribers of the Securities, including the Purchased Shares, in the manner contemplated by this Agreement and the Other Subscription Agreements are exempt from the registration requirements of the 1933 Act and applicable state securities laws (or are in compliance therewith).

(h) Acknowledgment Regarding the Subscriber’s Purchase of the Securities.

The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s-length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that, except in the case of a Subscriber that is currently an officer or a director of the Company, the Subscriber is not (i) currently an officer or director of the Company or the Bank, (ii) to the knowledge of the Company, an “affiliate” of the Company or the Bank (as defined in Rule 144 of the 1933 Act) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 9.9% of the Common Stock. For purposes of this Agreement, a “beneficial owner” shall have the definition set forth in Rule 13d-3 of the 1934 Act. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company or the Bank (or in any similar capacity) with respect to the Private Placement Documents and the transactions contemplated hereby and thereby, and any advice given by the Subscriber or any of its representatives or agents in connection with the Private Placement Documents and the transactions contemplated hereby and thereby is merely incidental to Subscriber’s purchase of the Securities. The Company further represents to the Subscriber that the Company’s decision to enter into the Transaction Documents has been based solely on an independent evaluation by the Company and its representatives.

(i) No Integrated Offering.

Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf, has, directly or indirectly made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities, including the Purchased Shares, under the 1933 Act, whether through integration with prior offerings or otherwise.

(j) Financial Statements.

From and after December 31, 2011, all financial statements of the Company present fairly in all material respects the consolidated financial position of the Company as of and at the date thereof and the results of its operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material, either individually or in the aggregate (the “Financial Statements”). The Financial Statements complied as to form in all material respects with applicable accounting requirements and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except (A) as may be otherwise indicated in such financial statements or the notes thereto and (B) in the case of unaudited interim financial statements, to the extent they may exclude footnotes, may be subject to customary year-end adjustments or may be condensed or summary statements). The books and records of the Company and the Bank have been, and are being, maintained in all material respects in accordance with GAAP and all other applicable legal and accounting requirements.

(k) Compliance with Law, Certain Banking Regulations and Other Matters.

The Company and the Bank are in compliance with, and neither of them is, to the knowledge of the Company, under investigation with respect to (other than in connection with routine examinations or investigations) or, to the knowledge of the Company, has been threatened to be charged with or given notice of any violation of, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any Governmental Entity, other than such noncompliance, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(l) Regulatory Permits and Reports.

Each of the Company and the Bank possesses all material certificates, authorizations and permits issued by the Bank Regulatory Authorities and other Governmental Entities, as applicable, necessary to conduct its business as presently conducted. The Company and the Bank have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. Each of the Company and the Bank has filed all reports, registrations, documents, filings, statements and submissions, together with any required amendments thereto, that it is required to file with any federal or state banking authority, and such reports, registrations and statements complied as to form in all material respects with all the rules and regulations promulgated by such federal or state banking authorities, and have paid all fees and assessments due and payable in connection therewith. The Company has filed all reports, schedules, forms, registration statements and other documents, together with any required amendments thereto, that it is required to file with the SEC under the 1934 Act and SEC regulations (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), and each such SEC Report complied in all material respects with the requirements of the 1934 Act and SEC regulations, and none of the SEC Reports, as of their respective filing dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding comments from the SEC with respect to any SEC Report.

(m) Absence of Litigation and Other Proceedings.

Except in the ordinary course of the Company’s and the Bank’s respective businesses, there is no action, suit, proceeding, inquiry or investigation before or by any court, tribunal, commission, self-regulatory organization or other Governmental Entity pending or, to the knowledge of the Company, threatened against or affecting the Company or the Bank, the proposed issuance of the Securities in the Private Placement or any of the Company’s or the Bank’s officers or directors. Neither the Company nor the Bank is subject to any injunction, order, judgment or decree and, to the knowledge of the Company, no such proceedings with respect to the foregoing are pending or threatened. No order or decree preventing the use of the Private Placement Documents, or any order asserting that the transactions contemplated by this Agreement or the Other Subscription Agreements are subject to the registration requirements of the 1933 Act or SEC regulations has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

(n) Internal Accounting and Disclosure Controls.

The Company and the Bank maintain a system of internal accounting controls adequate to provide all necessary information and controls that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company has not received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or the Bank.

(o) Approval by Directors. A majority of the members of the Board of Directors of the Company voted in favor of entering into this Agreement and the Other Subscription Agreements, and the consummation of the transactions contemplated by this Agreement and the Other Subscription Agreements, including the issuance of the Securities.

(p) Brokers and Finders. Other than the Placement Agents, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Subscriber for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

(q) Adequate Capitalization; Bank Asset Size; Bank Asset Quality. As of December 31, 2014, the Bank (i) was deemed “well capitalized” under the capital adequacy requirements of the OCC, (ii) held deposits of at least $75,000,000 and (iii) had Non-Performing Assets of less than 2.5% of total assets. For purposes of this provision, “Non-performing Assets” shall include all nonaccrual loans, loans past due 90 days or more, other restructured loans, and other real estate owned.

(r) Purchase of MPIB Assets. As of the Closing Date, the Company shall have purchase all of the assets of MPIB Holdings LLC (“MPIB”) necessary to pursue its business of mobile payments and digital banking, free and clear of all liens, security interests, restrictions, claims and encumbrances as set forth in the asset purchase agreement (the “Asset Purchase Agreement”) pertaining thereto.

4. COVENANTS.

(a) Notice Filings.

The Company agrees to timely file any notices and other filings that may be required under applicable federal and state securities and banking laws and regulations in connection with the transactions contemplated by the Transaction Documents and the Other Subscription Agreements.

(b) Required Disclosures.

The Company shall, by 5:00 p.m., New York City time, on the day of Closing, issue a Current Report on Form 8-K, including a form of subscription agreement as an exhibit thereto, disclosing the material terms of the transactions contemplated hereby and by the Other Subscription Agreements.

(c) Commercially Reasonable Efforts.

Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other parties hereto to that end, including in relation to the satisfaction of the conditions to Closing set forth in Sections 6 and 7 below and cooperating in seeking to obtain any consent, approval or waiver required from, and submitting any required notices or other documentation to, the Federal Reserve or the OCC; provided, however, that any such information will be provided subject to such confidentiality requests as the party providing such information may reasonably seek. In the event the Subscriber is required by the Federal Reserve to make any “passivity” or similar non-control or anti-association commitments in connection with the purchase of Securities hereunder, the Subscriber agrees to make any such commitments on a timely basis; provided, however, that such commitments shall not include any restrictions (other than customary restrictions typically contained in the Federal Reserve’s form of passivity and anti-association commitments for similar transactions) that are materially and unreasonably burdensome to the Subscriber or the Company; provided, further, that if the Subscriber is required to provide confidential and proprietary information of itself or its Affiliates to the Federal Reserve, such information may be so provided directly to the Federal Reserve with the Investor giving prompt notice of any such request and disclosure.

(d) U.S. Real Property Interest Matters.

(i) As and when requested by the Subscriber, the Company agrees to provide reasonable assistance in connection with determinations by the Subscriber of whether the Preferred Stock the Subscriber holds or has held constitutes a United States real property interest under Section 897 of the Internal Revenue Code of 1986 and the regulations and published interpretations thereunder (the “Code”). The Company shall timely and duly comply with the notice requirement to the Internal Revenue Service described in Treasury Regulation Section 1.897-2(h)(2).

(ii) The Company shall, prior to making a distribution to the Subscriber, based on the information that is reasonably available to the Company at the time, calculate the percentage of the dividend distribution that is expected to be out of the Company’s earnings and profits, including current or accumulated earnings and profits, (and therefore constitutes a dividend for U.S. federal income tax purposes pursuant to Section 301(c)(1) of the Code). If any amount of the distribution is reasonably expected to be in excess of the Company’s earnings and profits, including current or accumulated earnings and profits, the Company will notify the Subscriber, and if requested by the Subscriber, at the Subscriber’s expense, consult with a nationally recognized accounting firm to determine whether the stock in the Company is a “United States real property interest” (a “USRPI”) for purposes of Section 897 of the Code, and, if based on such consultation, the Company’s stock is reasonably expected to be a USRPI, the Company will notify the Subscriber of its conclusion at least 30 days prior to making the distribution (and shall update such information, if applicable, on the date such distribution is made and as soon as practicable after the Company’s tax year end). If it is determined that the interest in the Company is not a USRPI, the Company shall provide the Subscriber with a properly executed statement from the Company that meets the requirements of Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h)(1) or notify the Subscriber of its inability to provide such a certificate and the basis for such inability. If such a certificate cannot be provided, the Company shall cooperate with the Subscriber in good faith to determine the percentage of the dividend distribution that is in excess of the Subscriber adjusted basis in the stock of the Company.

(iii) Upon receiving written notice thereof, in the case of a direct or indirect disposition of the stock of the Company by the Subscriber (or its beneficiaries), the Company shall provide the Subscriber with a properly executed statement from the Company that meets the requirements of Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h)(1), or notify the Subscriber of its inability to provide such a certificate and the basis for such inability. The Subscriber shall pay for the reasonable expenses of the Company in connection with the preparation of such certificate solely if the Subscriber requests such certificate in connection with a disposition of the stock of the Company by the Subscriber (or its beneficiaries).

(iv) The Company will not distribute a USRPI to the Subscriber without such Subscriber’s consent.

5. CLOSING COSTS AND EXPENSES; PLACEMENT AGENTS’ FEES.

Except as otherwise expressly provided herein, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated by the Private Placement Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel. In connection with, and from the proceeds of, the Private Placement, the Company will pay costs, fees, and expenses of the Placement Agents (provided that commissions to Placement Agents shall not exceed 5.5% of the gross offering proceeds) as well as the Company’s costs, fees, and expenses associated with the Private Placement and the satisfaction of closing condition related thereto, including, but not limited to, legal and accounting fees and out-of-pocket expenses.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Securities to the Subscriber at the Closing is subject to the sole satisfaction of the Company, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Subscriber with prior written notice thereof:

(a) The Subscriber shall have duly executed each of the Transaction Documents required to be executed at (or prior to) Closing and delivered the same to the Company.

(b) The Subscriber shall have duly executed a fully completed Accredited Investor Questionnaire in the form attached as Exhibit B.

(c) All of the Subscribers shall have delivered their respective Purchase Price to the Company, and all of the other conditions to the Company’s obligation to close set forth in the Other Subscription Agreements shall have been satisfied or (in the Company’s sole discretion) waived.

(d) The representations and warranties of the Subscriber contained in Sections 2(k) and (l) of this Agreement shall be true and correct as of the Closing Date as though made at and as of the Closing Date (except for such representations and warranties that expressly speak as of a specific date, which shall be true and correct as of such specified date) and (ii) contained in all other subsections of Section 2 hereof shall, without giving effect to any materiality qualifications therein, be true and correct at and as of the Closing Date as though made at and as of the Closing Date (except for such representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true and correct as of such specified date) except for such failures to be true and correct as, individually or in the aggregate, would not be material; and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Subscriber at or prior to the Closing Date, and the Company shall have received a certificate executed by an authorized officer of the Subscriber (or by the Subscriber himself or herself if the Subscriber is a natural person), dated as of the Closing Date, certifying to the foregoing.

(e) The Subscriber and/or the Company (as applicable) shall have received all required approvals, consents or non-objections of Governmental Entities, if any, and the Subscriber shall have entered into any required passivity or similar non-control or anti-association commitments, if any, prior to the Closing Date for the transactions contemplated by this Agreement and the Other Subscription Agreements.

(f) No provisions of any applicable law or regulation and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the Closing or any of the transactions contemplated by the Private Placement Documents to be executed at Closing, and no lawsuit or formal administrative proceeding shall have been commenced by any Governmental Entity seeking to effect any of the foregoing.

7. CONDITIONS TO SUBSCRIBER’S OBLIGATIONS TO PURCHASE.

The obligation of the Subscriber to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed and delivered the Transaction Documents contemplated to become effective as of the Closing Date.

(b) No Material Adverse Effect shall have occurred since the Effective Date.

(c) The Company, and to the extent applicable, each Subscriber, shall have received all required approvals, consents or non-objections of Governmental Entities prior to the Closing Date for the transactions contemplated by this Agreement and the Other Subscription Agreements, and such approvals, consents and non-objections shall be in full force and effect, in each case without the imposition of a specific condition, limitation, restriction or requirement as described in Section 4(a) and Section 4(d)(iii).

(d) The Company shall have prepared an officer’s certificate confirming that (i) the Company has met (in person or by conference call) with staff of the Federal Reserve Bank of Richmond and/or the Federal Reserve and with staff of the OCC, respectively, to present information about the Company’s business objectives, plans and related financial information (“Business”), as well as information about the Private Placement and the use of proceeds as described in Section 11(e) hereof; (ii) the Company has provided these regulatory agencies with an amount of time that is reasonably sufficient in the circumstances to consider and respond to such information; and (iii) none of these regulatory agencies has objected, or through any response to such information, given the Company a reason to believe that either agency will object, to the Business, Private Placement or use of proceeds.

(e) The Company shall have obtained any third party consents and approvals, if any, necessary for the completion of the transactions contemplated by this Agreement and the Other Subscription Agreements, and such consents and approvals shall be in full force and effect.

(f) No provisions of any applicable law or regulation and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the Closing or any of the transactions contemplated by the Private Placement Documents to be executed at Closing, and no lawsuit or formal administrative proceeding shall have been commenced against the Company by any Governmental Entity seeking to effect any of the foregoing.

(g) The Subscriber shall have duly executed a fully completed Accredited Investor Questionnaire in the form attached as Exhibit B.

(h) The Company shall have executed and filed the Certificate of Designations with the South Carolina Secretary of State and shall be in effect.

(i) The Asset Purchase Agreement shall have been executed by the Company and MPIB.

8. TRANSFER AGENT INSTRUCTIONS.

(a) The Subscriber hereby represents, warrants and covenants that the Subscriber:

(i) agrees, for all Securities held in book entry format, to the Company’s transfer agent recording, so long as is required by this Section 8, of the following legend on the share register for the Securities, in substantially the following form:

THE ISSUANCE OF THE SHARES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS (THE “STATE ACTS”), OR ANY OTHER APPLICABLE SECURITIES LAWS. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT, THE STATE ACTS, AND ANY OTHER APPLICABLE SECURITIES LAW OR UNLESS, IN THE OPINION OF COUNSEL ACCEPTABLE TO INDEPENDENCE BANCSHARES, INC., SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, THE STATE ACTS, AND ANY OTHER APPLICABLE SECURITIES LAW.

(ii) acknowledges that the book entries for the Securities shall not contain the legend set forth in this Section 8: (A) while a registration statement covering the resale of such security is effective under SEC regulations or the 1933 Act, (B) following any sale of such securities pursuant to an exemption under SEC regulations or the 1933 Act which permits the removal of the legend (i.e., Rule 144), or (C) when the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions; and

(iii) agrees that the removal of the legend from the book entries for the Securities as set forth in this Section 8 is predicated upon the Company’s reliance that the Subscriber will sell any Securities pursuant to either the registration requirements set forth in the SEC regulations, including any applicable prospectus delivery requirements, or an exemption therefrom.

(b) If required by the Company’s transfer agent, the Subscriber may cause its counsel to issue a legal opinion to the Company’s transfer agent to effect the removal of the legend set forth in this Section 8. The Company agrees that at such time as such legend is no longer required under this Section 8 it will, as soon as possible, but in any event within three business days, following the delivery by the Subscriber to the Company, or its transfer agent, of a certificate or other instrument representing securities issued with a restrictive legend, together with any required legal opinion, deliver or cause to be delivered to the Subscriber a certificate representing such securities that is free from such first restrictive legend.

9. TERMINATION.

This Agreement may be terminated and the sale and purchase of the Securities abandoned at any time prior to the Closing by either the Company or the Subscriber upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on March 31, 2015; provided however that the Company may extend such date for an additional 90 day period solely to secure any necessary regulatory approvals (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 9 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time; provided, further, that the right to terminate by the Subscriber under this Section 9 shall only permit the Subscriber to terminate its obligations under this Agreement and not the obligations of any Other Subscribers. Nothing in this Section 9 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Private Placement Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Private Placement Documents. In the event of a termination pursuant to this Section 9, the Company shall promptly notify all non-terminating Subscribers.

Upon a termination in accordance with this Section 9, the Company will return the Subscriber’s subscription funds within five business days of such termination, and the Company and the Subscriber shall not have any further obligation or liability (including arising from such termination) to the other, and no Subscriber will have any liability to any Other Subscribers under the Private Placement Documents as a result therefrom. Notwithstanding the foregoing, this Agreement may be terminated prior to the Closing:

(a) by the Company or the Subscriber, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable,

(b) by the Subscriber or the Company, if the Subscriber or its Affiliates receives written notice from or is otherwise advised by the Federal Reserve that the Federal Reserve will not issue a determination (formal or informal) that the Subscriber will not be deemed in control of the Company for purposes of the BHC Act or the Change in Bank Control Act of 1978, or that it will not make such determination without the imposition of a burdensome condition, or otherwise indicates that it will deem the Subscriber or any of its Affiliates to control the Company for purposes of the BHC Act,

(c) by the Company with respect to the Subscriber if there has been a breach of any representation, warranty, covenant or agreement made by such Subscriber in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 6 would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by the Company to the Subscriber and (ii) the Termination Date; provided that the Company is not then in breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement and, provided, further, that such termination by the Company shall only be as to the breaching Subscriber and that notice of such termination shall be provided to the Other Subscribers, or

(d) by the Subscriber if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7 would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by the Subscriber to the Company and (ii) the Termination Date; provided, that the terminating Subscriber is not then in material breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement, and provided, further, that such termination by the Subscriber shall only be as to the Subscriber.

10. MISCELLANEOUS.

(a) Binding Effect; Assignability; Benefit.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Subscriber that ceases to beneficially own the Securities shall cease to be bound by the terms hereof (other than Sections 10(a), 10(b), 10(e), 10(f), 10(g), 10(j), and 10(m)).

(b) Governing Law; Jurisdiction; Jury Trial.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of South Carolina, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of South Carolina or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of South Carolina. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(c) Counterparts.

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d) Headings.

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e) Severability.

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f) Entire Agreement; Amendments.

The Transaction Documents, together with the appendices, schedules and exhibits hereto and thereto, supersede all other prior oral or written agreements between the Subscriber, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No amendment to this Agreement may limit the right of the Subscriber to waive any provision which it has the right to waive, and no provision of this Agreement, including the additional disclosures provided in Section 11 hereto, may be amended other than by an instrument in writing signed by the Company and the Subscriber. No provision of this Agreement, including the additional disclosures provided in Section 11 hereto, may be waived other than by an instrument in writing signed by the party against whom enforcement is sought; provided, however, that no modification, amendment or waiver may cause the Subscriber (together with its Affiliates) to be deemed to “control” the Company or the Bank for purposes of the BHC Act, by reason of the purchase of the Securities or the consummation of the other transactions contemplated by this Agreement or the other Private Placement Documents. No amendment to the proviso in Section 10(i) that is adverse to the Placement Agents may be effected without the express written consent of the Placement Agents.

(g) Notices.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, which, unless otherwise provided for in this Agreement, includes an e-mail, and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

500 E. Washington Street
Greenville, SC 29601
Attn: Corporate Secretary
Fax: 864.672.1777
mlong@independencenb.com

with copies (for informational purposes only) to:

Nelson Mullins Riley & Scarborough LLP
Poinsett Plaza, 9th Floor
104 S. Main Street
Greenville, SC 29601
Attn: Neil E. Grayson
Fax: 864.232.2925 neil.grayson@nelsonmullins.com

If to the Subscriber, to its address and facsimile number set forth under the Subscriber’s name on the signature page hereto, with copies to the Subscriber’s representative as set forth under the Subscriber’s name on the signature page hereto, or to such other address or facsimile number or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by an overnight courier service, shall be rebuttable evidence of personal service, receipt by facsimile or e-mail or receipt from an overnight courier service in accordance with clause (A), (B) or (C) above, respectively.

(h) Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder. The Subscriber may assign some or all of its rights hereunder to its Affiliates or Persons that share a common discretionary investment adviser with the Subscriber without the consent of the Company if in compliance with this Agreement and applicable law, in which event such assignee shall be deemed to be a Subscriber hereunder with respect to such assigned rights and shall be bound by the terms and conditions of this Agreement that apply to a “Subscriber.”

(i) No Third Party Beneficiaries.

Except as expressly set forth herein, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision of this Agreement be enforced by, any other Person; provided, however, that the Placement Agents and their legal advisors, solely in their capacities as placement agents (and counsel thereto) in connection with the transactions contemplated hereby, are third party beneficiaries solely for purposes of the representations and warranties contained in Section 2 and Section 3 of this Agreement.

(j) Survival.

Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 30 months following the Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Sections 3(a), 3(b), 3(c) and 3(e) shall survive indefinitely. Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

(k) Further Assurances.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated by the Private Placement Documents.

(l) No Strict Construction.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Recapitalizations, Exchanges, Etc., Affecting the Securities.

The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Securities, and to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Securities, by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, amounts hereunder shall be appropriately adjusted.

11. ADDITIONAL DISCLOSURES.

The purpose of this section is to memorialize and confirm certain disclosures that the Company has made or hereby intends to make in connection with Subscriber’s decision to invest in the Securities. In addition to the information contained in the Private Placement Documents, as well as any other information that the Company has provided to Subscriber in connection with Subscriber’s due diligence of the Company, the Company hereby discloses the following information to the Subscriber. Following the Closing, the Company will disclose this information in accordance with Section 4(b) hereof.

(a) Director and Executive Officer Compensation.

The Company seeks to follow industry best practices when establishing its compensation programs. The Company’s guiding philosophy is as follows with a focus on ensuring compensation practices are aligned with sound risk management:

●	Use its best efforts to develop compensation policies that create a direct relationship between pay levels, corporate performance and long-term return to shareholders;

●	Ensure that compensation policies, including any incentive compensation, appropriately balance risk and reward and are compatible with the effective controls and risk management that the Company has established and do not encourage inappropriate risks that could lead to a material financial loss for the Company;

●	Monitor the results of such policies to assure that compensation payable to the Company’s senior leadership team provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards performance and is justified by the returns available to shareholders particularly when compared to the returns received by the shareholders of the Company’s principal competitors; and

●	The Company’s 2013 Equity Incentive Plan provides that the number of shares available for issuance under the Plan (together with the Company’s 2005 Stock Incentive Plan) shall at all times equal 20% of our total outstanding shares of common stock on an as-diluted basis. These shares are available for issuance to directors and officers. The Company intends to seek shareholder approval to amend the 2013 Equity Incentive Plan such that the number of shares shall at all times equal 20% of our total outstanding shares of common stock on an as-diluted and as-converted (for classes of securities convertible into our common stock) basis.

(b) Intellectual Property.

In March 2013, the Company filed a provisional patent application with the U.S. Patent and Trademark Office covering several different potentially patentable concepts, including concepts associated with mobile wallet messages among different software platforms, temporary electronic currency messages, digital identities, improved credit score data collected from a mobile device and/or individual activities, improved interfaces for carrying out mobile financial transactions, closed loop mobile enablement bridging, software-related building blocks for performing financial transactions, social networking, encryption protocols and insurance risk analysis. On March 15 and 17, 2014, the Company filed three patent applications covering these concepts. The Company has not been granted any form of intellectual property protection from the U.S. Patent and Trademark Office or other government entity that grants intellectual property protections and is continuing to explore its alternatives regarding the type of protection to pursue regarding its proprietary technology and software.

On December 31, 2012, the Company completed a recapitalization which included a business plan to expand a mobile payments and transaction processing business. On July 2011, Gordon A. Baird, the Company’s current Chief Executive Officer, formed MPIB to develop the business plan and intellectual property for a transaction processing and mobile payment bank. In December 2011, Alvin G. Hageman, a non employee director of the Company, became a member of MPIB. Concurrent with the Closing, the Company will enter into an agreement to purchase any and all of the assets of MPIB. The purchase price for such assets will consist of $250,000 upfront, and the remainder being paid out over time based on performance of the business (the “Deferred Purchase Price”). The Deferred Purchase Price will be payable within seven business days following the date the Company’s (i) cumulative aggregate consolidated core positive net income exceeds $2,000,000.00, for the period commencing as of the Closing Date or (ii) cumulative aggregate consolidated gross revenues of net interest income and non-interest revenues exceeds $8,000,000.00 for any consecutive five quarterly periods and the Company’s average market capitalization for the 30 day period immediately prior to the Deferred Purchase Price Trigger Event exceeds $50,000,000.00. The Deferred Purchase Price will consist of $1,500,000 payment in cash and 1,500,000 shares of common stock (with registration rights).

(c) Use of Proceeds.

The Company expects to use the net proceeds from the Private Placement for general corporate purposes, including but not limited to supporting the Company’s and Bank’s regulatory capital position and continuing business and customer development including the development of its transaction services and mobile banking business. The Company’s board will establish customary policies and procedures relating to expenditures, budgets and oversight.

(d) Shareholder Approval.

The Company requires shareholder approval to make certain changes to its 2013 Equity Incentive Plan and take certain actions required to execute its business plan. On November 20, 2014, the Company received shareholder approval of a 10:1 reverse stock split to facilitate listing on the NASDAQ Global Market. The Company may elect to seek shareholder approval for an adjusted stock split ratio of up to 20:1 to further facilitate the NASDAQ listing process. Following the Closing, the Company will seek shareholder approval for the necessary shareholder actions.

(e) Observation Rights.

The Company may from time to time offer certain board observation rights to individuals who may or may not be holders of the Designated Preferred Stock, which observation rights may include the right to observe meetings of the Board of Directors of the Company.

(f) Rights to Participate in Follow-On Offerings.

The Company may from time to time offer certain parties, including investors, the right to participate in future offerings of the Company which could facilitate future capital raises for the Company. Such rights may be in the form of rights of first offer, refusal or limited pre-emptive rights.

(g) Election of Two Additional Members to the Company’s Board of Directors.

The Board of Directors of the Company intends to elect two new individuals as directors of the Company effective as of the Closing Date, subject only to regulatory nonobjection.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NAME OF SUBSCRIBER:

By:

Name:

Title:

SUBSCRIPTION AMOUNT:

Number of Purchased Shares:

Purchase Price Per Share: $

Aggregate Purchase Price: $

Accepted:

INDEPENDENCE BANCSHARES, INC.

By:

Name:

Title:

By:

Name:

Title:

Number of Purchased Shares:

Purchase Price Per Share: $

Aggregate Purchase Price: $

Date:

Signature Page to Subscription Agreement

Information of Subscriber

Name:

Address:

Contact Name:

Telephone:

Facsimile:

E-mail:

Tax ID No. (for entities):

Social Security Number
(for natural persons):

Information about Subscriber Representative:

Name:

Title:

Address:

Telephone:

Facsimile:

E-mail:

[Remainder of page intentionally left blank.]

Subscriber Information Page

EXHIBITS

EXHIBIT A	CERTIFICATE OF DESIGNATIONS

EXHIBIT B	ACCREDITED INVESTOR QUESTIONNAIRE

EXHIBIT C	FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT A
CERTIFICATE OF DESIGNATIONS

CERTIFICATE OF DESIGNATIONS
OF
PREFERRED STOCK, SERIES A
OF
INDEPENDENCE BANCSHARES, INC.

Independence Bancshares, Inc., a corporation organized and existing under the laws of the State of South Carolina (the “Corporation”), in accordance with the provisions of Sections 33-6-102 and 33-10-106 of the South Carolina Business Corporation Act of 1988, as amended, does hereby certify as follows:

The board of directors of the Corporation (the “Board of Directors”), in accordance with the articles of incorporation and bylaws of the Corporation and applicable law, adopted the following resolution on January __, 2015, creating a series of 10,000 shares of Preferred Stock of the Corporation designated as “Preferred Stock, Series A”.

RESOLVED, that pursuant to the provisions of the articles of incorporation and the bylaws of the Corporation and applicable law, a series of Preferred Stock, $.01 par value per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1. Designation. The designation of the series of Preferred Stock created hereby shall be Preferred Stock, Series A, with $.01 par value and a liquidation preference of $1,000.00 per share (hereinafter referred to as the “Designated Preferred Stock”). Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock will rank equally with any Parity Stock (as defined below) with respect to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, if any, and will rank senior to the Common Stock (as defined below) with respect to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

Section 2. Number of Shares. The number of shares of Designated Preferred Stock shall be 10,000.

Section 3. Definitions. As used herein with respect to the Designated Preferred Stock:

“Applicable Dividend Rate” shall mean 6% per annum.

“Articles of Incorporation” shall mean the Corporation’s articles of incorporation, as they may be amended, restated, supplemented or modified from time to time.

“Bylaws” shall mean the bylaws of the Corporation, as they may be amended, restated, supplemented or modified from time to time.

“Certificate of Designations” shall mean the Certificate of Designations of the Designated Preferred Stock of the Corporation, as it may be amended, restated, supplemented or modified from time to time.

“Common Stock” shall mean the common stock, $0.01 par value per share, of the Corporation.

“Designated Preferred Stock” shall have the meaning set forth in Section 1 of this Certificate of Designations.

“Dividend Payment Commencement Date” shall mean September 30, 2016.

“Dividend Payment Date” shall mean June 15 and December 15 of each year.

“Junior Stock” shall mean the Common Stock and any other class or series of capital stock of the Corporation the terms of which expressly provide that it ranks junior to the Designated Preferred Stock with respect to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

“Parity Stock” shall mean any class or series of capital stock of the Corporation (other than the Designated Preferred Stock) the terms of which do not expressly provide that it ranks senior or junior to the Designated Preferred Stock with respect to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

“Record Date” shall mean the 1st day of the calendar month in which the applicable Dividend Payment Date falls on or such other record date, not more than thirty calendar days nor less than ten calendar days preceding the applicable Dividend Payment Date, as is fixed by the Board of Directors.

“ROA Calculation” shall mean the percentage calculated by dividing (i) the Corporation’s reported GAAP net income for any two consecutive quarters, as adjusted for any extraordinary non-recurring charges or gains relating to securities gains and gains on the sale of assets or their equivalent (provided, that if any single upfront payments are received during that quarter, the amount of the upfront payment shall be amortized over the life of the contract to which such payment relates), and (ii) the Corporation’s reported average consolidated assets, the average of which will be calculated by averaging the beginning of the period asset balance and the end of period asset balance.

“ROA Test” shall be satisfied when the ROA Calculation exceeds 2.00% (on an annualized basis calculated by multiplying the quarterly amount by four) as reported under GAAP for any calendar reporting period.

“SCBCA” shall mean the South Carolina Business Corporation Act of 1988, as amended.

Section 4. Dividends. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cash dividends in arrears at a rate per annum equal to the Applicable Dividend Rate. Such dividends shall be payable Holders of Designated Preferred Stock on each Dividend Payment Date (except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday), commencing with the first such Dividend Payment Date to occur after the Dividend Payment Commencement Date to holders of record as they appear upon the stock transfer books of the Corporation on the Record Date. Dividends shall be non-cumulative. After the Dividend Payment Commencement Date, the Corporation shall not declare, pay or set aside any dividends on shares of any Junior Stock unless (in addition to the obtaining of any consents required elsewhere in the Certificate of Designations) the holders of the Designated Preferred Stock then outstanding first receive, or simultaneously receive, a cash dividend in arrears on each outstanding share of Designated Preferred Stock in an amount no less than the Applicable Dividend Rate.

Section 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, (i) any declared but unpaid dividends, and (ii) out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Corporation, subject to the rights of the holders of any class or series of securities ranking senior to the Designated Preferred Stock, the rights of the holders of any Parity Stock and the rights of the Corporation’s creditors, before any distribution of such assets or proceeds is made to or set aside for the holders of any Junior Stock as to such distribution, payment in full of an amount equal to $1,000.00 per share of Designated Preferred Stock (the “Liquidation Preference”). The holders of Designated Preferred Stock shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section 5.

(b) Partial Payment. If in any distribution described in Section 5(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the Liquidation Preference to all holders of Designated Preferred Stock and the corresponding amounts payable with respect to any Parity Stock as to such distribution to all holders of such Parity Stock, the holders of Designated Preferred Stock and the holders of such Parity Stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any Parity Stock as to such distribution have been paid in full to the holders of such Parity Stock, the holders of other capital stock of the Corporation shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other corporation or person or the merger, consolidation or any other business combination transaction of any other corporation or person into or with the Corporation be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation.

Section 6. Redemption.

(a) Optional Redemption by the Corporation. The Corporation, at the option of its board of directors, may redeem the shares of Designated Preferred Stock at a redemption price equal to the Liquidation Preference per share of Designated Preferred Stock (the “Redemption Price”) at any time, provided such redemption is conducted per this Section 6 (b) and the holder has the option to elect conversion prior to such redemption. The Corporation may require the holder of shares of Designated Preferred Stock to effect the conversion of its shares of Designated Preferred Stock as provided for in Section 8 hereof. Any written request by the Corporation in respect of the foregoing shall be deemed to have the same force and effect as the notice of redemption described in Section 6(b).

(b) Notice by the Corporation of Redemption. Notice of redemption of the shares of Designated Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to each holder of record of such shares at its last address appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any such notice mailed as provided in this Section 6(b) shall be conclusively presumed to have been duly given, whether or not the holders receive such notice. Each notice shall state (i) the redemption date; and (ii) the number of shares of Designated Preferred Stock held by the holder that the Corporation shall redeem on the redemption date specified in the notice; and (iii) the place where the Designated Preferred Stock is to be redeemed. Upon receiving notice by the Corporation of Redemption, a Holder will have 5 business days to elect optional conversion per Section 8 herein.

(c) Effectiveness of Redemption. If notice of redemption has been duly given by the Corporation and if on or before the redemption date specified in the notice all funds necessary for such redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of such shares, so as to be and continue to be available therefor, then, notwithstanding that the certificate for the shares so called for redemption has not been surrendered for cancellation, on and after the redemption date such shares shall cease to be outstanding, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption.

(d) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of preferred stock other than Designated Preferred Stock).

(e) Partial Redemption. In case of the redemption of less than all of the then-outstanding shares of Designated Preferred Stock, the Corporation shall have the discretion to designate the shares to be redeemed pro rata, by lot or by a substantially equivalent method selected by the Board of Directors. The right of the Corporation to redeem all or a portion of the Designated Preferred Stock is subject to the Corporation having received prior approval from the Federal Reserve Board (or other applicable federal agency) if such approval is required under applicable capital guidelines or policies of the Federal Reserve Board (or other applicable federal agency).

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall have such voting rights as set forth below or as otherwise required by law.

(b) Voting with the Common Stock as a Single Class. Except as provided by law or by Section 7(c) below and so long as any shares of Designated Preferred Stock are outstanding, (i) holders of Designated Preferred Stock shall vote together with the holders of Common Stock as a single class, and (ii) on any matter that is presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), each holder of outstanding shares of Designated Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Designated Preferred Stock held by such holder are convertible as of the record date for determining shareholders entitled to vote on such matter.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation, without the vote or consent of the holders of at least a 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, the Corporation shall not: (i) issue or authorize for issuance any shares of Designated Preferred Stock or any rights, warrants, options, commitments or securities to acquire any Designated Preferred Stock (including any securities directly or indirectly convertible or exchangeable into any of the foregoing), (ii) increase or decrease the authorized number of shares of Designated Preferred Stock, or (iii) amend, alter or repeal any provision of the Certificate of Designations, the Articles of Incorporation or the Bylaws in any respect (including any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock, including but not limited to by creating any other series of preferred stock or other new class or series of capital stock or other securities having general voting rights or having the right to vote on any share exchange, reclassification, merger, consolidation or other business combination transaction involving the Corporation other than any such rights as are currently held by holders of any Parity Stock outstanding as of the date hereof; provided, however, that the authorization of Parity Stock or Junior Stock shall not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Holders of outstanding Series A Preferred Stock and shall not require affirmative vote or consent of the Holders of outstanding Series A Preferred Stock. On each matter voted on by the holders of Designated Preferred Stock voting as a separate class as provided in this Section 7(c), each share of Designated Preferred Stock is entitled to one vote.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Sections 7(a) through 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 6 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a Record Date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Conversion.

(a) General. Subject to Section 8(g), each share of Designated Preferred Stock shall be convertible, at the option of the holder thereof, into 1,250 fully paid and non-assessable shares of Common Stock (“Conversion Rate”). If the Corporation effects a stock split, this Conversion Rate will be adjusted proportionally to such split and will be reflected in the Corporation’s books and records and applicable stock registers.

(b) Rights upon Conversion. Immediately upon conversion, the rights of a holder with respect to such holder’s shares of Designated Preferred Stock so converted shall cease and the person entitled to receive the shares of Common Stock upon the conversion of such shares of Designated Preferred Stock shall be treated for all purposes as having become the record and beneficial owner of such shares of Common Stock.

(c) Notice and Effectiveness of Conversion. A holder of any shares of Designated Preferred Stock may exercise the conversion rights in whole or in part as to any such shares of Designated Preferred Stock by delivering to the Corporation during regular business hours, at the principal office of the Corporation with notice to the attention of Corporate Secretary, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that such holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the “Conversion Date.” As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder, a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. The holder shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on such date, in which event he shall be deemed to have become a Common Stock shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares of Designated Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Designated Preferred Stock representing the unconverted shares of the certificate so surrendered.

(d) Reservation of Shares. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Designated Preferred Stock as provided for herein, the full number of shares of Common Stock deliverable upon the conversion of all Designated Preferred Stock from time to time outstanding.

(e) Automatic Conversion. The Designated Preferred will automatically convert to Common Stock (i) in full if the Corporation’s Common Stock becomes listed on the NASDAQ (or equivalent nationally recognized exchange) and the market capitalization of the Common Stock (including all shares of Common Stock on an as-converted basis), measured by the volume weighted average price for the 30 calendar days preceding the date of conversion, exceeds each of (A) the liquidation value of the Designated Preferred Stock and (B) 20% of the prior period reported GAAP balance sheet total assets; (ii) in full if the Corporation has satisfied the ROA Test; or (iii) in full or in part (proportionally based on the outstanding shares of Designated Preferred Stock) upon the cash investment by the Corporation (“Invested Amount”) in any of the Corporation’s subsidiary federally insured depository institution(s), in which case the number of converted shares will be equal to the Invested Amount divided by the Conversion Rate. Notice of conversion of the shares of Designated Preferred Stock shall (x) be mailed by first class mail, postage prepaid, addressed to each holder of record of such shares at its last address appearing on the books of the Corporation, with instruction on how to receive the converted shares in certificate or book entry form, (x) shall be recorded in the stock register of the Corporation and (z) notice provided to the Corporation’s applicable stock transfer agent.

(f) Conversion subject to Regulatory Requirements. To the extent a holder of any shares of the Designated Preferred Stock is required by federal banking laws to receive regulatory approval or nonobjection from the Federal Reserve Board (or other applicable federal agency) to own shares of the Corporation’s Common Stock issuable upon conversion of one or more shares of Designated Preferred Stock, the Corporation shall not effect such conversion to Common Stock until the holder of such shares of Designated Preferred Stock shall have received such approval or nonobjection.

(g) Partial Conversion. In the event some but not all of the Designated Preferred Stock represented by a certificate or certificates surrendered by the holder of the Designated Preferred Stock are converted, the Corporation shall execute and deliver to or on the order of the holder of the Designated Preferred Stock, at the expense of the Corporation, a new certificate representing the shares of the Designated Preferred Stock not converted.

(h) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Designated Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Designated Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

Section 9. No Sinking Fund. The shares of Designated Preferred Stock are not subject to the operation of a sinking fund.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Transfer. Subject to applicable securities laws, regulation and restrictions, the holders of Designated Preferred Stock shall be able to sell, assign, transfer, or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, the Designated Preferred Stock.

Section 12. Record Holders. To the fullest extent permitted by applicable law, the Corporation may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

Section 13. Notices. Except as otherwise expressly set forth herein, all notices or communications in respect of the Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in the Certificate of Designations, the Articles of Incorporation or Bylaws or by applicable law.

Section 14. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 15. Directors of the Bank. So long as any shares of Designated Preferred Stock are outstanding, the Corporation shall take such action as is necessary to ensure that at all times no less than two directors of the Corporation (the “Appointed Bank Directors”) are serving as directors of Independence National Bank, the wholly-owned banking subsidiary of the Corporation. Further, the Appointed Bank Directors shall both serve on the Credit Committee and the Investment Committee of Independence National Bank.

Section 16. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

EXHIBIT B
ACCREDITED INVESTOR QUESTIONNAIRE

Note to Subscriber:

For Corporations, Partnerships, Trusts, Foundations, Joint Subscribers (other than married couples) and Other Entities, please provide the information requested by Exhibit A-1.

For Individuals (including married couples), please provide the information requested by Exhibit A-2.

All Subscribers, please complete the Form W-9 found in Exhibit A-3.

Capitalized terms not defined herein have the meaning ascribed to them in the Agreement.

Accredited Investor Questionnaire for
Corporations, Partnerships, Trusts, Foundations,
Joint Subscribers (other than married couples) and Other Entities

If the undersigned is a corporation, partnership, trust, pension plan, foundation, joint Subscriber (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The undersigned has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Investment Agreement on behalf of the undersigned and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

__	Limited Partnership

__	General Partnership

__	Corporation

__	Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

__	Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

__	Other form of organization (indicate form of organization):

(c) Indicate the approximate date the undersigned entity was formed: ___________

(d) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws and regulations, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Subscriber of the Securities of the Company.

__	(1)	A bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution pursuant to Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

__	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

__	(3)	An insurance company as defined in Section 2(13) of the 1933 Act;

__	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

__	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

__	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__	(8)	A business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

__	(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

__	(11)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Dated:	, 2015

Name of Subscriber:

By:

Name:

Title:

An Authorized Officer, Partner or Trustee

Accredited Investor Questionnaire
for
Individuals (including married couples)

If the undersigned is an Individual (or married couple), the undersigned must complete, date and sign this Certificate.

CERTIFICATE

I certify that the representations and responses below are true and accurate:

(a) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Subscriber of the Securities of the Company.

__	(1) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (excluding in such calculation the value of your primary residence and the related amount of indebtedness secured by your primary residence up to its fair market value and including in such calculation, if applicable, the related amount of indebtedness secured by your primary residence that exceeds its fair market value);

__	(2) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

__	(3) An executive officer or director of the Company.

(b) Set forth in the space provided below the state(s), if any, in the U.S. in which you maintained your residence during the past two years and the dates during which you resided in each state:

Dated:	, 2015

Name(s) of Subscriber:

Signature:

Signature:
(If joint ownership, both individuals must execute this Certificate.)

FEDERAL INCOME TAX BACKUP WITHHOLDING

In order to prevent the application of federal income tax backup withholding, each subscriber must provide us with a correct Taxpayer Identification Number (“TIN”). An individual’s social security number is his or her TIN. The TIN should be provided in the space provided in the Substitute Form W-9 below.

Under federal income tax law, any person who is required to furnish his or her correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the IRS.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain taxpayers, including all corporations, are not subject to these backup withholding and reporting requirements.

If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, “Applied For” should be written in the space provided for the TIN on the Substitute Form W-9.

SUBSTITUTE FORM W-9

Under penalties of perjury, I certify that: (i) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification Number to be issued to me), and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (ii).

Each subscriber should complete this section.

Signature of Subscriber	Signature of Co-Subscriber (if applicable)

Printed Name	Printed Name

Social Security or Employer	Social Security or Employer

Identification No.	Identification No.

INDEPENDENCE BANCSHARES, INC.
(d/b/a nD bancgroup)
____________________________________________

SUPPLEMENT TO THE PREFERRED STOCK SUBSCRIPTION BOOKLET
DATED JANUARY 15, 2015

FOR PERSONS WHO HAVE PREVIOUSLY SUBMITTED
A SUBSCRIPTION AGREEMENT
_____________________________________________

The date of this Supplement is April 13, 2015.

This Supplement has been prepared solely for use in conjunction with the preferred stock subscription booklet of Independence Bancshares, Inc., d/b/a nD bancgroup, a South Carolina corporation (the “Company”), dated January 15, 2015 (the “Subscription Booklet”), pursuant to which we are offering up to 10,000 shares of Series A preferred stock, par value $0.01 per share (“Preferred Stock”), at a purchase price of not less than $1,000 per share (the “Private Placement”).

As previously disclosed, the Federal Reserve Board (“Federal Reserve”) requested certain amendments to the Certificate of Designations for the Preferred Stock and Subscription Agreement since the date of the Subscription Booklet. All amendments to the Certificate of Designation and Subscription Agreement are set forth below. This Supplement provides you with an update on the terms of the Private Placement discussed above so that you may decide whether you would still like to participate in the Private Placement. In addition, the Company notes that, as permitted in Section 9 of the Subscription Agreement, on March 30, 2015, the Company extended the closing deadline for the offering for 90 days to allow time to obtain necessary regulatory nonobjections.

After reviewing the information contained in this Supplement, any subscriber who previously submitted a subscription agreement and desires to purchase shares in the Private Placement in accordance with the terms of the Private Placement as revised by this Supplement, may elect to do so by completing the Investment Confirmation attached hereto as Exhibit A. If a person who has previously submitted a subscription agreement does not complete and return the Investment Confirmation, then such subscriber’s previously submitted subscription agreement will not be accepted and we will return all funds received from such subscriber without interest promptly. In addition, execution of the Investment Confirmation shall satisfy each subscriber’s obligation under Section 6(d) of the Subscription Booklet for an officer’s certificate attesting to the accuracy of certain representation and warranties of the subscriber as of the Closing Date.

Any subscriber who desires to submit an Investment Confirmation should e-mail a properly completed and signed Investment Confirmation, and also send the original to:

Independence Bancshares, Inc.
Attn: Martha L. Long, CFO
500 East Washington Street
Greenville, SC 29601
mlong@indepbanc.com
(864) 672-1770

THIS SUPPLEMENT IS NOT A SUMMARY OF THE INFORMATION IN THE SUBSCRIPTION BOOKLET, AND IT MAY NOT BE USED EXCEPT IN CONJUNCTION WITH SUCH BOOKLET. TO THE EXTENT ANY INFORMATION SET FORTH IN THIS SUPPLEMENT IS INCONSISTENT WITH OR CONTRARY TO THE INFORMATION SET FORTH IN THE SUBSCRIPTION BOOKLET, THE INFORMATION SET FORTH HEREIN SHALL MODIFY AND SUPERSEDE THE INFORMATION CONTAINED IN THE SUBSCRIPTION BOOKLET. THIS SUPPLEMENT DOES NOT CONTAIN A COMPLETE DESCRIPTION OF THE TERMS OF THE PRIVATE PLACEMENT AND INFORMATION RELATING TO OUR COMPANY. PROSPECTIVE INVESTORS SHOULD READ THE SUBSCRIPTION BOOKLET AND THIS SUPPLEMENT IN THEIR ENTIRETY PRIOR TO DECIDING WHETHER TO PURCHASE SHARES OF OUR PREFERRED STOCK IN THE PRIVATE PLACEMENT.

1

CHANGES TO CERTIFICATE OF DESIGNATIONS

Section 6. Redemption.

(a) Notice by the Corporation of Redemption. Notice of redemption of the shares of Designated Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to each holder of record of such shares at its last address appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any such notice mailed as provided in this Section 6(b) shall be conclusively presumed to have been duly given, whether or not the holders receive such notice. Each notice shall state (i) the redemption date; and (ii) the number of shares of Designated Preferred Stock held by the holder that the Corporation shall redeem on the redemption date specified in the notice; and (iii) the place where the Designated Preferred Stock is to be redeemed. A Holder will have 10 business days following the date notice is deemed given to elect optional conversion per Section 8 herein.

(b) Effectiveness of Redemption. Subject to Section 8(f), if notice of redemption has been duly given by the Corporation and if on or before the redemption date specified in the notice all funds necessary for such redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of such shares, so as to be and continue to be available therefor, then, notwithstanding that the certificate for the shares so called for redemption has not been surrendered for cancellation, on and after the redemption date such shares shall cease to be outstanding, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption.

Section 7. Voting Rights.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation, without the vote or consent of the holders of at least a 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, the Corporation shall not amend, alter or repeal any provision of the Certificate of Designations, the Articles of Incorporation or the Bylaws in any respect (including any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to significantly and adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; provided, however, that the authorization of Designated Preferred Stock, Parity Stock or Junior Stock shall not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Holders of outstanding Designated Preferred Stock and shall not require affirmative vote or consent of the Holders of outstanding Designated Preferred Stock. On each matter voted on by the holders of Designated Preferred Stock voting as a separate class as provided in this Section 7(c), each share of Designated Preferred Stock is entitled to one vote.

Section 8. Conversion.

(f) Conversion and Redemption subject to Regulatory Requirements. To the extent a holder of any shares of the Designated Preferred Stock is required by federal banking laws to receive regulatory approval or nonobjection from the Federal Reserve Board (or other applicable federal agency) to own shares of the Corporation’s Common Stock issuable upon conversion of one or more shares of Designated Preferred Stock or hold shares of Designated Preferred Stock following a redemption of Designated Preferred Stock, the Corporation shall not effect such conversion to Common Stock or redemption until the holder of such shares of Designated Preferred Stock shall have received such approval or nonobjection.

2

CHANGES TO SUBSCRIPTION AGREEMENT

Section 3(r) the Subscription Agreement is revised as follows:

(r) Purchase of MPIB Assets. On the Closing Date, that certain asset purchase agreement between the Company and MPIB Holdings LLC (“MPIB”) relating to the purchase of certain assets will be held in escrow and remain unexecuted until the Company has received notice from the Federal Reserve that (i) any necessary notices or applications from the Company or MPIB have been filed in form and substance acceptable to the Federal Reserve and (ii) the agency does not object to the consummation of the contemplated transaction based on its compliance with applicable Federal law and regulation.

Section 3(s) the Subscription Agreement has been added as follows:

(s) On the Closing Date, the Company and the Bank possess all material licenses, sublicenses, certificates, title, and permits necessary to conduct its business.

Section 7(i) of the Subscription Agreement is revised as follows:

(i) The Company shall have submitted to the Federal Reserve such notices or applications requested by the Federal Reserve as described in Section 3(r) above. In addition, MPIB shall have submitted to the Federal Reserve a Notice of Change in Control on Form FR 2081a relating to the restricted common stock which is proposed to constitute a portion of the purchase price under the Asset Purchase Agreement. The Asset Purchase Agreement shall contain a closing condition that the transaction contemplated thereby shall not be consummated until the Federal Reserve shall have provided nonobjection to or approval of the notices and applications described in this Section 7(i).

Section 11(b) the Subscription Agreement is revised as follows:

On December 31, 2012, the Company completed a recapitalization which included a business plan to expand a mobile payments and transaction processing business. On July 2011, Gordon A. Baird, the Company’s current Chief Executive Officer, formed MPIB to develop the business plan and intellectual property for a transaction processing and mobile payment bank. In December 2011, Alvin G. Hageman, a non employee director of the Company, became a member of MPIB. The Company will enter into an agreement to purchase any and all of the assets of MPIB. The purchase price for such assets will consist of $250,000 upfront, and the remainder being paid out over time based on performance of the business (the “Deferred Purchase Price”). The Deferred Purchase Price will be payable within seven business days following the date the Company’s (i) cumulative aggregate consolidated core positive net income exceeds $2,000,000.00, for the period commencing as of the Closing Date or (ii) cumulative aggregate consolidated gross revenues of net interest income and non-interest revenues exceeds $8,000,000.00 for any consecutive five quarterly periods and the Company’s average market capitalization for the 30 day period immediately prior to the Deferred Purchase Price Trigger Event exceeds $50,000,000.00. The Deferred Purchase Price will consist of $1,500,000 payment in cash and 1,500,000 shares of common stock (with registration rights).

3

EXHIBIT A

INVESTMENT CONFIRMATION

Reference is made to that certain preferred stock subscription booklet (the “Subscription Booklet”) dated January 15, 2015, of Independence Bancshares, Inc., d/b/a nD bancgroup, a South Carolina corporation (the “Company”), the supplement, dated April 13, 2015, to the Subscription Booklet for persons who have previously submitted a subscription agreement (the “Supplement”), and the Subscription Agreement previously submitted by the undersigned to the Company (the “Subscription Agreement”).

Confirmation of Investment. The undersigned subscriber (the “Subscriber”) hereby elects to purchase shares of Series A preferred stock (“Preferred Stock”) of the Company pursuant to the Subscription Agreement, as modified by this Investment Confirmation, at a purchase price per share of $1,000. The Subscriber understands that the Subscriber may revoke all or a portion of the Subscriber’s subscription at any time on or prior to April 17, 2015, and that in such event the Company will promptly return all funds (or the applicable portion thereof, if the Subscriber revokes only a portion of the Subscriber’s subscription) received from such Subscriber without interest. The Subscriber understands that, if the Subscriber does not to complete and return this Investment Confirmation, then the Subscriber’s Subscription Agreement will not be accepted and the Company will return all funds received from the Subscriber without interest promptly.

Maximum Aggregate Purchase Price, Number and Percentage of Shares to Be Purchased. Unless otherwise set forth below, each of the Subscriber’s maximum aggregate purchase price, maximum percentage of pro forma Preferred Stock outstanding to be purchased, and maximum number of shares to be purchased will remain as set forth on the Subscriber’s signature page to the Subscription Agreement. If the Subscriber desires to establish a maximum aggregate purchase price and/or maximum number of shares to be purchased that is different from the applicable maximum set forth on the Subscriber’s signature page to the Subscription Agreement, then the Subscriber must set forth such amounts below.

Maximum No. of Shares to be Purchased:	Maximum Aggregate Purchase Price:

Bring down of Representations and Warranties. The Subscriber hereby confirms that (A) its representations and warranties (i) contained in Sections 2(k) and (l) of its Subscription Agreement are true and correct as of the date hereof (except for such representations and warranties that expressly speak as of a specific date, which shall be true and correct as of such specified date) and (ii) contained in all other subsections of Section 2 thereof are, without giving effect to any materiality qualifications therein, true and correct at and as of the date herof (except for such representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true and correct as of such specified date) except for such failures to be true and correct as, individually or in the aggregate, would not be material; and (B) it has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Subscriber at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Investment Confirmation.

COMPANY:

INDEPENDENCE BANCSHARES, INC.

Signature:

Name:

Title:

Number of Purchased Shares:

Date:
SUBSCRIBER:
(if individual)

Signature:
Name:
Date:

(if entity)

(print entity name)
Signature:
Name:
Title/Office/Position:
Date:

A-1